SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   15-Oct-01

Asset Backed Securities Corporation Home Equity Loan
Trust, Series 2001-HE2
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300-02          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

On   15-Oct-01      a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with 'the Commission, the Monthly Report dated 15-Oct-01
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated              15-Oct-01


Asset Backed Securities Corporation Home Equity Loan
Trust, Series 2001-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:    October 15, 2001

DISTRIBUTION SUMMARY


     Original        Beginning
Cert Face Value      Balance
A-1     138811000.00                     133,126,093.71
A-2     207907000.00                     196,738,266.93
M-1      29154000.00                       29,154,000.00
M-2      16660000.00                       16,660,000.00
B        13119420.00                       13,119,420.00
X        10828480.07                       10,828,480.07
P             100.00                                      100.00
R               0.00              0.00
A-IO    120000000.00                     120,000,000.00

      Principal
Cert  Distribution
A-1                    2,509,303.81
A-2                    2,519,627.70
M-1             0.00
M-2             0.00
B               0.00
X               0.00
P               0.00
R               0.00
A-IO            0.00

      Current Period  Accrued
      Pass-Through   Interest
Cert  Rate           Distributed (1)
A-1         2.78500%                             388,025.58
A-2         2.75500%                             568,846.84
M-1         3.17500%                                93,819.19
M-2         3.62500%                                59,443.81
B           4.67500%                                57,525.01
X                                             1,538,292.73
P                                                137,455.76
R                                 0.00
A-IO        4.50000%                             450,000.00

                         Certificate        Ending
     Realized Loss o         Interest  Current Prin
          Principal        Shortfall        Amount
Class
  A-1           0.00              0.00  130616789.90
  A-2           0.00              0.00  194218639.23
  M-1           0.00              0.00   29154000.00
  M-2           0.00              0.00   16660000.00
    B           0.00              0.00   13119420.00
    X           0.00                NA   10828480.07
    P           0.00                          100.00
    R           0.00                            0.00
 A-IO           0.00              0.00  120000000.00

AMOUNTS PER $1,000 UNIT
                                                          Ending
                                 Prin           Int    Curr Prin
ClassCusip               Distribution  Distribution       Amount
A-1  04541GBN1              18.077125        2.7954  940.9685825
A-2  04541GBP6              12.119013        2.7361  934.1611357
M-1  04541GBR2               0.000000        3.2181 1000.0000000
M-2  04541GBS0               0.000000        3.5681 1000.0000000
B    04541GBT8               0.000000        4.3847 1000.0000000
X    04541GBK7               0.000000  1374557.6000   20.0000000
P    04541GBL5               0.000000        3.7500 1000.0000000
R    04541GBM3               0.000000        0.0000    0.0000000


Section 4.02 (i.)
PRINCIPAL DISTRIBUTIONS

Section 4.02 (ii.)                    See Page 2
INTEREST DISTRIBUTIONS

Section 4.02 (iii.)
     Servicing Fee                                     166,510.98
     Special Servicing Fees                 25500.00



Section 4.02 (iv.)
P&I ADVANCES
Total Advances                                1,038,585.35


Section 4.02 (v.)
BALANCES AS OF:
            10/15/01
Stated Prin Bal (excludes REOs)                            394,597,429.20
Stated Principal Balance of REOs                             0.00

Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS   Beginning                       Ending
Number of Loans                   3043                       3017
Agg Stated Bal                           399,626,360       394,597,429.20

WAM                                      347.4976632
Beg WAC                                  0.100534177

Section 4.02 (vii.)
DELINQUENCY INFORMATION


                    Number            UPB           Sched Bal
30-59 days delinquen               497   63673901.14          63,608,428.74
60-89 days delinquen               175   24651148.03  24617300.25
90 or more days deli               166   23223537.37  23182107.56
Foreclosures                         1     112500.00    112142.02
Bankruptcies                         3     264859.73    264025.34


Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
     Unpaid Principal                 Stated Principal

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
     Curtailments                                        21,129.57
     Payments in Full                              4,449,056.74
     Liquidation Proceeds                  338410.17


      Prepayment Charges                               137,455.76
      REO Principal Amortization                0.00

Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses incurred during Prepayment Period
Total Realized Losse           $58.02
Which Include:
Bankruptcy Losses               $0.00

Cumulative Realized            $58.02


Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
                                 0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                    Certificate
                    Factor
     Class A-1             0.940968582
     Class A-2             0.934161136
     Class M-1                       1
     Class M-2                       1
     Class B                         1

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS


            Interest                  Unpaid
        Distribution                  Interest Shortfall
              Amount                  Amount
A-1                        388,025.58              0
A-2                        568,846.84              0
M-1                          93,819.19             0
M-2                          59,443.81             0
B                            57,525.01             0
X                      1,538,292.73   NA
A-IO                       450,000.00              0
TOTAL                  3,155,953.16                0

Section 4.02 (xvi.)
PREPAYMENT INTEREST
  SHORTFALLS
PPIS not covered by servicer                               $0.00

Section 4.02 (xvii.)
     Relief Act Interest Shortfall            $0.00

Section 4.02 (xviii.)
     Required OC Amt                  $10,828,480.07
     Credit Enhancement %                   17.6793%
     OC Amount                        $10,828,480.07

Section 4.02 (xix.)
     Overcollateralization Increase Am        $0.00

Section 4.02 (xx.)
     Overcollateralization Reduction A        $0.00

Section 4.02 (xxii.)
LIQUIDATION EVENTS
     Number of loans                               1
     Unpaid Principal Balance           $338,468.19

Section 4.02 (xxiv.)
Loss Severity Percentage
Subgroup 1                                  0.00017
Subgroup 2                                  0.00000

Section 4.02 (xxv.)
Aggregate Loss Severity Percentage           0.0002
Section 4.02 (xxvi.)
Cumulative Loss Percentage                   0.0000

Section 4.02 (xxviii.)
Net Monthly Excess Cash Flow          $1,538,350.75

PERFORMANCE MEASURES
Delinquency Percentage                         0.12

Stepdown Date Occurrence              NO
Trigger Event Occurrence              YES



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Home Equity Loan
Trust, Series 2001-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA